UBS Life Insurance Company USA

10thFloor                                   Mailing Address:

1200 Harbor Blvd.                   P.O. Box 1795
Weehawken, NJ 07086         Erie, PA 16507-0795

Direct Line: 1-201-352-2385

Toll-Free: 1-800-986-0088

UBS Life

September 9, 2009

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:     UBS Life Insurance Company USA Separate Account
           File No. 811-07536
           Filing Under Rule 30b2-1

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30d-1 under the Act, on August 24, 2009, the AllianceBernstein Variable Product Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

  /s/ Lance A. Warrick

Lance A. Warrick
Senior Vice President & Secretary
UBS Life Insurance Company USA

cc: Fred Bellamy